Exhibit 23.1

                          Independent Auditors' Consent

The Board of Directors
Sandalwood Lodging Investment Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                     /s/ KPMG LLP

Denver, Colorado
October 7, 2002